UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2009
CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50550	20-0178991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 3316, 33/F, One IFC, 1 Harbour View Street,
Central, Hong Kong

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (852) 2811-2389

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-23.1
EX-99.1

Item 8.01 Other Events.
ChinaCast Education Corporation (the “Company”) is filing this Current Report on Form 8-K to update Items 6,7 and 8 of the Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 16, 2009 (the “2008 Form 10-K”). These updates are being made to reflect the retrospective application upon adoption, effective January 1, 2009, of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 is applicable on a prospective basis; however, the presentation and disclosure requirements must be applied retrospectively when prior periods are presented in future filings. The Company is filing this Form 8-K to provide investors with recast financial information from prior periods in order to assist them in making comparisons of financial information for current and future periods with financial information for such prior periods, in light of the retrospective presentation and disclosure requirements of SFAS 160.
SFAS No. 160 establishes accounting and reporting standards for noncontrolling interests (i.e., minority interests) in a subsidiary, including changes in a parent’s ownership interest in a subsidiary, and requires, among other things, that noncontrolling interests in subsidiaries be classified as stockholders’ equity. The Company’s consolidated financial statements included in the 2008 Form 10-K have been recast, to give effect to the retrospective presentation and disclosure requirements of SFAS 160. Such information is attached to this Current Report on Form 8-K as Exhibit 99.1.
This Current Report on Form 8-K does not reflect events or developments that occurred after March 16, 2009. More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2009, June 30, 2009 and September 30, 2009 (the “Form 10-Qs”) and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Qs and other documents filed by the Companies with the SEC subsequent to March 16, 2009.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Items of Annual Report on Form 10-K for the Year Ended December 31, 2008
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part II. Item 9A. Controls and Procedures

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2009	CHINACAST EDUCATION CORPORATION
	By:	/s/ Antonio Sena
		Name:	Antonio Sena
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Items of Annual Report on Form 10-K for the Year Ended December 31, 2008
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part II. Item 9A. Controls and Procedures